              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February 15, 2005

                     NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-62445-03                            36-7369318
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On February 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of January 2005
           for the NAVISTAR FINANCIAL 2001-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  February 25, 2005                  By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #40, dated February 15, 2005

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                                   Exhibit 20

                      Navistar Financial 2001 - B Owner Trust

                          For the Month of January 2005
                      Distribution Date of February 15, 2005
                           Servicer Certificate  #40

Original Pool Amount                                           $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                   $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                  $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                    $30,633,447.04
Beginning Pool Balance                                          $70,779,900.67
Beginning Pool Factor                                                0.1415600

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)           $4,070,594.28
    Interest Collected                                             $484,351.13
    Mandatory Prepayments
Additional Deposits:

    Repurchase Amounts                                                   $0.00

    Liquidation Proceeds / Recoveries                               $30,669.14
Total Additional Deposits                                           $30,669.14

Repos / Chargeoffs                                                  $48,946.85
Aggregate Number of Notes Charged Off                                      105

Total Available Funds                                            $4,517,948.83

Ending Pool Balance                                             $66,728,025.26
Ending Pool Factor                                                   0.1334562

Servicing Fee                                                       $58,983.25
    memo: Servicer will allocate $1,500.00 of
          Servicing Fee as Administration Fee

Repayment of Servicer Advances                                      $67,665.72
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Memo Item - Reserve Account:
Prior Month Balance                                              $9,999,988.40
Invest. Income                                                      $22,099.74
Excess Serv.                                                       $147,171.11
Transfer (to) Collections Acct                                           $0.00
                                                                ----------------
Beginning Balance                                               $10,169,259.25
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Reserve Account:
    Beginning Balance  (see Memo Item)                          $10,169,259.25
    Target Percentage                                                    5.50%
    Target Balance                                               $3,670,041.39
    Minimum Balance                                              $9,999,988.40
    (Release) / Deposit                                           ($169,270.85)
    Ending Balance                                               $9,999,988.40
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Current Weighted Average APR:                                            8.063%
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Current Weighted Average Remaining Term (months):                        19.88
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Delinquencies                                                          Dollars    Notes
    Installmen1s- 30 days                                           649,829.27      635
              31 - 60 days                                          153,374.45      170
              60+  days                                             144,816.73       74
       Total:                                                       948,020.45      671
    Balances: 60+  days                                             703,576.64       74

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Navistar Financial 2001 - B Owner Trust
For the Month of January 2005
                                                                              NOTES
                                      TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3      CLASS A - 4    CLASS B NOTES
                                 $500,000,000.00  $79,638,000.00 $131,715,000.00  $179,000,000.00  $90,897,000.00  $18,750,000.00
Original Pool Amount
Distributions:
   Distribution Percentages  1                             0.00%           0.00%            0.00%          96.25%           3.75%
   Coupon                                                2.4400%         2.8300%         0.25000%         4.3700%         4.8300%

Beginning Pool Balance            $70,779,900.67
Ending Pool Balance               $66,728,025.26

Collected Principal                $4,002,928.56
Collected Interest                   $484,351.13
Charge - Offs                         $48,946.85
Liquidation Proceeds / Recoveries     $30,669.14
Swap Payments to/(from)Trust               $0.00

Servicing & Administration Fee        $58,983.25
Investment Earnings from
     Pre-Funding Acct.                     $0.00
Negative Carry Amount                      $0.00
Cash Transfer from Pre-Funding Acct.       $0.00
Cash Transfer from Reserve Account         $0.00
Total Collections Avail for
     Debt Svcs                     $4,458,965.58

Beginning Balance                 $70,779,900.67           $0.00           $0.00            $0.00  $65,139,229.39   $5,640,671.28

Interest Due 2                       $259,919.06           $0.00           $0.00            $0.00     $237,215.36      $22,703.70
Interest Paid                        $259,919.06           $0.00           $0.00            $0.00     $237,215.36      $22,703.70
Principal Due                      $4,051,875.41           $0.00           $0.00            $0.00   $3,899,930.08     $151,945.33
Mandatory Prepayments Class A-1 only       $0.00           $0.00
Principal Paid                     $4,051,875.41           $0.00           $0.00            $0.00   $3,899,930.08     $151,945.33

Ending Balance
Note/Certificate Pool Factor      $66,728,025.26           $0.00           $0.00            $0.00  $61,239,299.31   $5,488,725.95
(Ending Bal/Original Pool Amt)                            0.0000          0.0000           0.0000          0.6737          0.2927

Total Distributions                $4,311,794.47           $0.00           $0.00            $0.00   $4,137,145.44     $174,649.03
Interest Shortfall                         $0.00           $0.00           $0.00            $0.00           $0.00           $0.00
Principal Shortfall                        $0.00           $0.00           $0.00            $0.00           $0.00           $0.00
   Total Shortfall                         $0.00           $0.00           $0.00            $0.00           $0.00           $0.00
Excess Servicing
   (see Memo Item - Reserve Acct)    $147,171.11
   Beginning Reserve Acct Balance $10,169,259.25
   (Release) / Draw                 ($169,270.85)
   Ending Reserve Acct Balance     $9,999,988.40

1) Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2) Class A-1  and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01. Class A-3 Interest based on One Month Libor +25 bp.
3) The LIBOR Reset no longer needs to be noted.  Class A-3 Notes are paid off as of the 9/15/04 Distribution Date.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
=======================================================
Memo Item - Advances:
   Servicer Advances - Current Month       ($67,665.72)
   Total Outstanding Servicer Advances   $2,573,973.08
=======================================================

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Navistar Financial 2001 - B Owner Trust
For the Month of January 2005

Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger
                                                5                 4                 3                 2                 1
                                             Sep-04             Oct-04            Nov-04            Dec-04            Jan-05

Beginning Pool Balance                   $93,938,628.81     $87,992,154.17    $82,187,109.88    $76,600,928.00    $70,779,900.67

A)   Loss Trigger:
Principal of Contracts Charged Off           $27,034.72         $48,997.48       $112,247.49        $62,522.57        $48,946.85
Recoveries                                  $122,023.01        $200,521.11        $94,329.80       $138,968.12        $30,669.14

Total Charged Off (Months 5, 4, 3)          $188,279.69
Total Recoveries (Months 3, 2, 1)           $263,967.06
                                        ----------------
Net Loss / (Recoveries) for 3 Mos           ($75,687.37)(a)

Total Balance (Months 5, 4, 3)          $264,117,892.86 (b)

Loss Ratio Annualized  [(a/b) * (12)]          -0.3439%

Trigger:  Is Ratio > 1.5%                      No
                                                                                  Nov-04            Dec-04             Jan-05
B)   Delinquency Trigger:                                                      $537,269.33       $690,030.14         $703,576.64
     Balance delinquency 60+ days                                                  0.65371%          0.90081%            0.99403%
     As % of Beginning Pool Balance                                                0.68231%          0.71538%            0.84952%
     Three Month Average

Trigger:  Is Average > 2.0%                    No

C)   Noteholders Percent Trigger:              2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

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